UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  August 29, 2007

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

13737 Noel Road

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events

On August 29, 2007, Tenet Healthcare Corporation (the “Company”) issued a press release in response to inquiries it has received about a Credit Suisse analyst report issued Tuesday that expressed concern about the resources the Company has available to fund its operations beyond the next three years.

In responding to the analyst’s comments on its financial viability, the Company noted that it had $675 million in cash at June 30, 2007 and had no outstanding borrowings on its line of credit which, under its terms, had $500 million in availability as of June 30, 2007.  In addition, it has no long term debt maturing until December 2011.

A copy of the press release is being furnished as Exhibit 99.1 to this report on Form 8-K but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d) Exhibits

The following document is furnished as an exhibit to this report:

99.1         Press Release issued on August 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ Biggs C. Porter
Biggs C. Porter
Chief Financial Officer

Date: August 29, 2007

EXHIBIT INDEX

99.1         Press Release issued on August 29, 2007